================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Civic BanCorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                             [CIVIC BANCORP LOGO]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 4, 2000

To the Shareholders of Civic BanCorp:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Civic BanCorp will be held at 2101 Webster Street, 1st Floor, Oakland, California on May 4, 2000 at 4:00 p.m., for the following purposes:

  1. Electing directors to serve for ensuing year.

  2. Approving the adoption of the 2000 Employee Stock Option Plan.

  3. Ratification of the Board of Directors' selection of KPMG LLP as independent accountants for the year 2000 and

  4. Transacting such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on March 7, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

  Whether or not you plan to attend the meeting, you may vote by completing, signing and returning the enclosed proxy card promptly. Your proxy card may be revoked at any time prior to the time it is voted.

                                          By Order of the Board of Directors

                                          Herbert C. Foster
                                          President and Chief Executive
                                           Officer

April 3, 2000
(Approximately mailing date of proxy materials)

                       Place and Time of Annual Meeting

                        2101 Webster Street, 1st Floor
                           Oakland, California 94612
                                   4:00 p.m.

                                PROXY STATEMENT
                                      OF
                                 CIVIC BANCORP

                              2101 Webster Street
                           Oakland, California 94612

                        Annual Meeting of Shareholders
                                  May 4, 2000

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Civic BanCorp (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 4, 2000 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and any adjournment thereof. These proxy materials were mailed to shareholders on or about April 3, 2000.

                            PURPOSE OF THE MEETING

  The meeting is to be held for the purpose of:

  1. Electing fifteen (15) directors (the entire Board of Directors).

  2. Approving the adoption of the 2000 Employee Stock Option Plan.

  3. Ratifying the selection of KPMG LLP as independent public accountants for the year 2000.

  4. Acting upon such other business as may properly come before the meeting or any adjournment thereof.

                      GENERAL PROXY STATEMENT INFORMATION

Revocability of Proxies

  Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Amy Haggerty, a written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke the proxy by attending the meeting and electing to vote in person before any vote is taken.

Solicitation of Proxies

  This proxy solicitation is made by the Board of Directors of the Company and the cost of the solicitation is being borne by the Company. Solicitation is being made by this Proxy Statement and may also be made by employees of the Company who may communicate with shareholders or their representatives in person, by telephone or by additional mailings in connection with proxies, although no employee will be specifically engaged for that purpose.

Outstanding Securities and Voting Rights

  As of March 7, 2000, the Company had 4,682,889 shares of common stock, no par value, issued and outstanding, held by approximately 1,200 shareholders. Only those shareholders of record of the Company's common stock as of the record date, March 7, 2000 will be entitled to notice of and to vote in person or by proxy at the meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

  Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has a number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes represented by shares for which they are named proxy.

  In the election of directors, the fifteen (15) candidates receiving the highest number of votes will be elected. The approval of Proposal Two to adopt the Company's 2000 Employee Stock Option Plan requires the affirmative vote of holders of a majority of the shares of Civic BanCorp's common stock represented and voted at the meeting. The affirmative votes must also constitute a majority of the required quorum. Ratification of the selection of KPMG LLP as independent public accountants requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented at the meeting. Broker non-votes, (i.e. shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal), are counted as present for determining whether a quorum is present. In determining whether a proposal has received the requisite number of affirmative votes, abstentions will have the effect of a negative vote and broker nonvotes will be disregarded and have no effect on the outcome of the vote.

  If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made, it will be voted FOR the election of directors nominated by management, FOR the approval of the 2000 Employee Stock Option Plan, FOR ratification of KPMG LLP as independent public accountants, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

  Management of the Company is not aware of any other matters to come before the meeting, and recommends that the shareholders vote FOR the election of the directors nominated by management, FOR the 2000 Employee Stock Option Plan and FOR ratification of KPMG LLP as independent public accountants.

Principal Shareholders

  No persons are known to management to have, directly or indirectly, more than 5% of the Company's issued and outstanding shares of common stock as of March 7, 2000 other than as follows:

                                                      Amount of       Percent of
   Name and address of beneficial owner          beneficial ownership   class
   ------------------------------------          -------------------- ----------
   C. Donald Carr...............................      1,168,284          25.0%
    1001 Dry Creek Road
    Napa, CA 94558

   Paul R. Handlery.............................        387,178           8.3%
    C/O Handlery Hotels
    180 Geary Street
    San Francisco, CA 94108

   Dimensional Fund Advisors, Inc...............        250,002           5.3%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401

Proposals of Shareholders

  Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is submitted in a timely manner and in a form that complies with applicable regulations. For any such shareholder proposal to be included in the proxy statement to be prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 4, 2000 in a form that complies with applicable regulations. Submission of a proposal does not guarantee its inclusion in a proxy statement or its presentation at a shareholder meeting. Shareholder proposals are subject to regulation under Federal securities laws.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                1. PROPOSAL ONE
                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be not less than eleven (11) nor more than twenty (20). By resolution the Board of Directors has fixed the number of directors at fifteen (15).

Nominees to the Board of Directors

  The procedure governing nominations for election to the Board of Directors is set forth in Sections 3.19 and 3.20 of the Bylaws, which provide as follows:

  Section 3.19. NOMINATIONS FOR ELECTION OF DIRECTORS. Nominations for election of members of the Board of Directors may be made by the Board of Directors (or the nominating committee of the Board of Directors) or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of Directors. Notice of Intention to make any nominations (other than by the Board of Directors or its nominating committee) must be made in writing and be delivered or mailed to the President of the corporation by the later of the close of business: (i) 90 days prior to any meeting of shareholders at which Directors will be elected or (ii) in case of an annual meeting of shareholders, not later than 90 days before the anniversary of the previous year's annual meeting. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
  (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address (or business address, if the notifying shareholder is not a natural person) of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominees and by the notifying shareholder and the identities and locations of any such institutions; (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (h) a statement regarding the nominee's compliance with

  Article Three, Section 3.20 of these Bylaws. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to such nomination from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of the election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of Article Three, Section 3.19 of these Bylaws will be provided to any shareholder upon receipt of a written request thereof, addressed to the President of the corporation.

  Section 3.20. QUALIFICATIONS OF DIRECTORS. No person shall be a member of the Board of Directors (a) who is a director, officer, employee, agent, nominee, attorney or other representative for any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or (b) who has, or has been or is the nominee of anyone who has, any contract, arrangement or understanding with any other financial institution, lender or bank holding company, or affiliate or subsidiary thereof, engaged in business or that proposes to engage in business, directly or through any parent company, subsidiary or affiliate, in California or Nevada, or with any officer, director, employee, agent, nominee, attorney or other representative thereof, pursuant to which he or she will disclose or in any way utilize information obtained as a director for purposes other than for the benefit of this corporation or that he or she will, directly or indirectly, attempt to effect or encourage any action of this corporation for the benefit of any person or entity other than this corporation, or (c) who has not owned at least $1,000 fair market value of the corporation's Common Stock for at least 90 days prior to the date of his or her election as a director.

  Subparagraph (c) shall not apply to an individual hired by the corporation's Board of Directors to be President and Chief Executive Officer of this corporation until such time as that individual has been employed by the corporation for a period of two years.

  The Board of Directors of this corporation or a committee thereof, shall make the determination whether any person who seeks to become a director complies with the provisions of this Section 3.20.

  Each of management's nominees to the Board of Directors of the Company has served as a director of the Company and its subsidiary CivicBank of Commerce (Bank") since 1984 except Herbert C. Foster, who was appointed in March, 1993, Wayne S. Doiguchi who was appointed in May, 1998, John E. Lindstedt, who was appointed in 1999 and Arnold G Grisham, Gordon Gravelle and Craig Anderson who are being nominated for the first time. If appointed, the election of Mr. Gravelle will become effective on June 2, 2000 when the required holding period for ownership of Civic BanCorp stock is satisfied, as stated in section
3.2 of the Bylaws. Mssrs Anderson and Grisham have satisfied the holding period requirements.

  The 15 persons named below will be nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes by the Company's proxy holders will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve. There are no family relationships among any of the nominees for director or any of the executive officers of the Company.

  The following list of directors provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Reference is made to the section "Security Ownership of Management" for information pertaining to stock ownership of the nominees.

                       Director
 Name              Age  Since    Business Experience During Past Five Years
 ----              --- -------- -------------------------------------------
 David L. Cutter    71   1984   Former chairman of Cutter Laboratories,
                                Inc.; director of CHAD Therapeutics, Inc.;
                                member of American Institute of Certified
                                Public Accountants.

 Edward G. Mein     70   1984   Owner of Mein Investment Co., a real estate
                                management, development and lending
                                company.

 Edward G. Roach    61   1984   President of ER Development, a real estate
                                development firm.

 James C. Johnson   66   1984   Chairman of JAE Properties, Inc., a real
                                estate broker, property manager, developer
                                and syndicator.

 Dale D. Reed       68   1984   Chairman and chief executive officer of
                                Buran & Reed, Inc., a diversified
                                investment company; vice chairman of the
                                San Leandro Planning Commission, and a past
                                president and current trustee of the San
                                Leandro Scholarship Foundation; director of
                                Goodwill Industries of East Bay; chairman
                                of the San Leandro Industrial & Technology
                                Roundtable.

 Barclay Simpson    78   1984   Chairman of Simpson Manufacturing Co.,
                                Inc., a manufacturer of construction
                                products; owner of Barclay Simpson Fine
                                Arts Gallery in Lafayette; director of
                                Calendar-Robinson Insurance Co. San
                                Francisco; former director and president of
                                the Bay Area Rapid Transit District (BART);
                                trustee of the California College of Arts
                                and Crafts and the University Art Museum,
                                Berkeley.

 C. Donald Carr     68   1984   Chairman of the Company since July, 1995;
                                owner of The Carr Company, a real estate
                                brokerage and development business.

 Herbert C. Foster  60   1993   President and chief executive officer of
                                the Company and Chairman and Chief
                                Executive Officer of the Bank since March,
                                1993; president and chief executive officer
                                of Pacific Bay Bank, San Pablo, CA during
                                1992 and president of University National
                                Bank & Trust Company, Palo Alto, CA from
                                1983 to 1991.

 John W. Glenn      71   1984   Founder, consultant, and retired CEO of
                                John Glenn Adjusters and Administrators,
                                Inc.; former director and president of San
                                Francisco Bay Area Rapid Transit District
                                (BART); member President's Council,
                                Southeast Missouri State University; past
                                president of East Bay Claims Association;
                                past president of California Association of
                                Independent Insurance Adjusters.

 Paul C. Kepler     56   1984   President of The Kepler Co., a private
                                investment firm; former chief executive
                                officer of LINC Capital Corporation, an
                                equipment leasing and real estate financing
                                company from 1986 to 1993; owner of the
                                Seascape Sports Club; director of the
                                United States Tennis Association (USTA)--
                                Northern California Section.


                       Director
 Name              Age  Since    Business Experience During Past Five Years
 ----              --- --------  ------------------------------------------
 Wayne S. Doiguchi  50   1998    President and CEO of Park Investment
                                 Company, a venture capital company since
                                 1993; president of Japanese American
                                 Chamber of Commerce; Board of Trustees,
                                 Yu-Ai-Kai, Community Senior Service;
                                 director, Community Youth Service;
                                 director San Jose Sports Authority.

 John E. Lindstedt  65   1999    President of the Bank from February, 1994
                                 through January 1999; formerly with Wells
                                 Fargo Bank, N.A., San Francisco since
                                 1965; executive vice president in capacity
                                 of senior lending officer of Corporate
                                 Banking Group from 1988 to 1994.

 Gordon Gravelle    48 (nominee) Director of East County Bank from 1986
                                 through March, 2000. Owns and operates
                                 Suncrest Homes a real estate development
                                 company; trustee of Sutter Delta Medical
                                 Center.

 Craig Anderson     48 (nominee) Director of East County Bank from 1998
                                 through February 2000. Mr. Anderson is a
                                 partner in the law firm of Anderson &
                                 Bonnifield in Concord. He is also the
                                 chairman of the Board of Corey Delta
                                 Construction and the owner of Trans
                                 Pacific Golf, Inc.

 Arnold T. Grisham  53 (nominee) President of the Bank from January 1999, formerly with Wells Fargo Bank N.A. San
                                 Francisco since 1981 in the capacity of an executive vice president and division manager, National Financial Services.

  The enclosed proxy will be voted in favor of the election of the above-named nominees as directors, unless authority to vote for directors is withheld. If any of the nominees should be unable or decline to serve, which is not anticipated, discretionary authority is reserved for the proxy holders to vote for a substitute, to be designated by the present Board of Directors. In the event that additional persons are nominated as directors, the proxy holders intend to vote all the proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the nominees listed above as possible and, in that event, the specific nominees to be voted for will be determined by the proxy holders in their sole discretion.

Certain Committees of the Board of Directors

  The Board of Directors of the Company has an Audit Committee, composed of John W. Glenn (Chairman), David L. Cutter, Paul R. Handlery and James C. Johnson. The Audit Committee met seven times in 1999 for the purpose of reviewing overall operations of the Company. As part of its duties, the Audit Committee examines the results of the financial statements and reports prepared by the Company's independent auditors and makes recommendations thereon to the Board of Directors.

  The Board of Directors of the Company has a Strategic Options Committee whose members in 1999 were Edward G. Roach (Chairman), C. Donald Carr, Wayne
S. Doiguchi and Barclay Simpson. The Strategic Options Committee met four times in 1999 to consider strategic alternatives available to the Company.

  The Board of Directors of the Company has a Personnel Committee whose members in 1999 were Barclay Simpson (Chairman), David L. Cutter, James C. Johnson, and Paul C. Kepler. The Personnel Committee met seven times in 1999 to consider the hiring and compensation of officers and employees of the Company and the Bank. The Personnel Committee acted as Stock Option Committee under the Stock Option Plan and in this capacity granted stock options under the Stock Option Plan to officers and other employees. The Personnel Committee also functions as the compensation committee and as the nominating committee in connection with the election of directors. The Personnel Committee will consider nominees recommended by shareholders if such recommendations are accompanied by complete biographical and financial statements of the nominee in such form as the Personnel Committee shall require and, for a recommendation made in connection with an annual meeting of shareholders, the recommendation is submitted by November 30 of the preceding year.

  The Board of Directors of the Bank has an Audit Committee and Personnel Committee. These committees consist of the same members as indicated above for the Company and met the same number of times. Each committee had duties at the Bank level similar to those for committees of the Company.

  In addition, the Board of Directors of the Bank has a Directors' Loan Committee composed of Dale D. Reed (Chairman), C. Donald Carr, Herbert C. Foster, Paul R. Handlery, Edward G. Mein, Paul C. Kepler and Edward G. Roach. This committee met twenty-four times in 1999. The function of the Directors' Loan Committee is to review certain loans and recommend ratification, when appropriate, to the Board of Directors, and in certain cases to review and approve or disapprove loan applications when the amount requested is above certain thresholds or the applicant is affiliated with the Company or the Bank. The members of the Directors' Loan Committee also serve as the members of the Risk Management Committee. The Risk Management Committee met twelve times in 1998 and is responsible for monitoring the Bank's investment activities and the overall interest rate risk profile.

  Neither the Company nor the Bank has a separate compensation committee or nominating committee; the Personnel Committee of each serves these functions.

Meetings of the Board of Directors

  The Board of Directors of the Bank met in 1999 in regular meetings for a total of nine meetings. The Board of Directors of the Company held nine regular meetings during 1999. No nominee for director, while serving as a director of the Bank and the Company during 1999, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he was a member.

Director Fees

  In 1999 the Bank paid fees to non-employee directors for their services as directors. The payment schedule provides for non-employee directors to be paid a quarterly retainer of $2,500 with the Chairman to receive $3,000 per quarter. Additionally, $3,000 per year will be paid to each director if the Company achieves the business plan and such amounts were paid to the Directors for 1999 and 1998. Chairmen of the Audit, Loan and Personnel Committees were paid an additional $350 per committee meeting attended. Committee members were paid $250 per meeting attended. Directors who were executive officers were not paid director fees in 1999. Total director fees paid in 2000 were $162,150.

Executive Officers

  The following are the names of the principal executive officers of the Company and the Bank and certain information concerning each of them:

 Name and Age                 Business Experience During Past Five Years
 ------------          --------------------------------------------------------
 Herbert C. Foster, 60 President and Chief Executive Officer of the Company and
                       Chairman and Chief Executive Officer of the Bank since
                       March, 1993; President and Chief Executive Officer of
                       Pacific Bay Bank, San Pablo, CA during 1992 and
                       President of University National Bank & Trust Company,
                       Palo Alto, CA from 1983 to 1991.

 Arnold T. Grisham, 53 President of the Bank since January, 1999; formerly with
                       Wells Fargo Bank since 1981; Executive Vice President since 1994 and Division Manager, National Financial
                       Services since 1997.

 George McCullagh, 51  Executive Vice President of the Bank since September
                       1998; Senior Vice President and Statewide Commercial
                       Sales Manager for Bank of America from 1989 to 1998;
                       Vice President and Statewide Commercial Sales Manager for Wells Fargo Bank from 1981 to 1989.

Security Ownership of Directors and Management

  The following table sets forth the number of the Company's common shares owned, as of March 7, 2000, by the present directors who are also among management's nominees for reelection, by the three nominees who are not currently directors, by executive officers and by the directors, nominees and officers of the Company as a group:

                   Shares of Common Stock Beneficially Owned

                                                                    Percent of
   Name of Beneficial Owner                           Number(1)       Class
   ------------------------                           ---------     ----------
   C. Donald Carr.................................... 1,174,742(2)    24.07%
   David L. Cutter...................................    24,924(3)      .51
   Wayne S. Doiguchi.................................  5,895(4)         .12
   Herbert C. Foster.................................   166,618(5)     3.41
   John W. Glenn.....................................    40,257(6)      .82
   James C. Johnson..................................    38,384(7)      .79
   Paul C. Kepler....................................    37,636(8)      .77
   John E. Lindstedt.................................    72,846        1.49
   Edward G. Mein....................................    95,554(9)     1.96
   Dale D. Reed......................................    63,243(10)    1.30
   Edward G. Roach...................................    34,134(11)     .70
   Barclay Simpson...................................    93,680(12)    1.92
   Arnold Grisham....................................    10,755(13)     .22
   Craig Anderson....................................       220         .00
   Gordon Gravelle...................................     2,000         .04
   All directors, nominees and officers as a group
    (16 persons)..................................... 2,284,490       46.81%

--------
 (1) Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes any shares owned, whether jointly or as community property with a spouse and any shares of which beneficial ownership may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (2) Includes 1,168,284 shares held by Mr. Carr jointly with his spouse and 6,458 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (3) Includes 6,458 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (4) Includes 5,775 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (5) Includes 71,980 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (6) Includes 25,306 shares held by Mr. Glenn jointly with his spouse, 4,083 shares held in trust, John W. Glenn, Trustee, and 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (7) Includes 27,516 shares held by Mr. Johnson jointly with his spouse and 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (8) Includes 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

 (9) Includes 84,686 shares held by Mr. Mein jointly with his spouse and 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

(10) Includes 52,375 shares held by Mr. Reed jointly with his spouse and 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

(11) Includes 6,698 shares held in trust, Edward G. Roach, Trustee and 16,568 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

(12) Includes 82,812 shares held by Mr. Simpson jointly with his spouse and 10,868 shares which may be acquired within 60 days of March 7, 2000 by the exercise of stock options.

(13) Includes 6,300 shares which may be acquired with 60 days of March 7, 2000 by the exercise of stock options.

Change in Control

  Management is not aware of any arrangements, including the pledge by any person of shares of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Executive Compensation

  The following table sets forth the compensation of the named executive officers for each of the Company's last three fiscal years whose total annual cash compensation exceeded $100,000.

                          Summary Compensation Table

                               Annual Compensation
                             -----------------------  Long Term
Name and Principal                                   Compensation    All Other
Position                Year   Salary     Bonus(1)     Options    Compensation(2)
------------------      ---- ----------- ----------- ------------ ---------------
Herbert C. Foster...... 1999 $190,000.00 $105,444.00 None           $304,260.00
 President and Chief
 Executive Officer      1998  190,000.00  130,700.00 None            125,526.52
 of the Company and     1997  190,000.00   94,000.00 22,050 shs.     122,718.52
 Chairman and Chief
 Executive Officer of
 the Bank

Arnold Grisham......... 1999  165,000.00   52,722.00 31,500 shs.      15,070.00
 President of the Bank

George P. McCullagh.... 1999  140,000.00   39,542.00 None              7,505.00
 Executive Vice         1998   44,064.00   21,140.00 25,000 shs.         110.00
 President
 (From September 1998)

--------
(1) Represents cash bonus in year earned.

(2) Represents Company contributions to the Profit Sharing Retirement Plan, Company matching contributions under the 401(k) Plan, imputed value of life insurance premiums paid by the Company, and for Mr. Foster, the expense associated with a deferred compensation plan of $101,198.52 in 1999, 1998 and 1997 and the gain on stock options of $180,198 in 1999.

  The Company pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximating two times their annual salaries. The policies are payable to the officers' designated beneficiaries. A portion of the premium paid by the Bank is imputed as income for tax purposes for the executive officers. Such amounts are included in the compensation table above.

  Pursuant to a deferred compensation agreement dated December 1, 1996 between Mr. Foster and the Bank, Mr. Foster is entitled to salary continuation benefits of $100,000 per year for 15 years commencing at retirement or if there is a change in control as defined within the agreement. The benefit vests at the rate of 20% per year commencing after the fifth through ninth years unless there is a change in control at which time the benefit is 100% vested.

  Messrs. Foster and Grisham receive automobile allowances in connection with the performance of their duties. Mr. Foster and Mr. Grisham also have club memberships paid by the Bank in connection with the performance of his duties. Management is unable to determine, without unreasonable effort and expense, the extent or value of the personal benefit, if any, which might be derived from these payments, and the value of any such benefits is not included in the amounts set forth above. It is management's opinion that such benefits have not been material in amount and did not exceed 10% of salary and bonus for Mr. Foster and Mr. Grisham, respectively.

  The following table summarizes all stock options granted executive officers in 1999.

Option Grants in Last Fiscal Year

                                                                        Potential Realizable
                                                                          Value at Assumed
                                                                        Annual Rates of Stock
                                                                         Price Appreciation
                                       Individual Grants                   for Option Term
                         ---------------------------------------------- ---------------------
          (a)              (b)         (c)           (d)         (e)        (f)        (g)
                                   % of Total
                                 Options Granted Exercise or
                         Options to Employees in Base Price  Expiration
Name                     Granted   Fiscal Year     ($/Sh)       Date      5% ($)    10% ($)
----                     ------- --------------- ----------- ---------- ---------- ----------
Arnold Grisham.......... 31,500       20.9%        $12.62       2009       250,000    664,000

  The following table summarizes the number of exercisable and unexercisable options held by the named officers at December 31, 1999.

               Aggregated Options/Exercises in Last Fiscal Year
                      and Fiscal Year End Options Values

          (a)                  (b)             (c)           (d)             (e)
                                                                          Value of
                                                          Number of     unexercised
                                                         unexercised    in-the-money
                                                         options at      options at
                                                          12-31-99        12-31-99
                         Shares acquired Value realized Exercisable/    Exercisable/
Name                     on exercise (#)      ($)       unexercisable  unexercisable
----                     --------------- -------------- ------------- ----------------
Herbert C. Foster.......     20,000         $180,198    71,981/13,820 $514,466/$25,158
Arnold Grisham..........       None             None     6,300/35,200     4,757/15,276
George McCullagh........       None             None         0/25,000            236/0

Incentive Reserve/Bonus Plan

  The Bank has an Incentive Reserve/Bonus Plan for its vice presidents and higher ranking officers (18 persons as of December 31, 1999), including Messrs. Foster, Grisham and McCullagh. The Bank paid bonuses of $376,751 under this plan for 1999.

Profit Sharing Retirement Plan

  The Board of Directors of the Bank has adopted a Profit Sharing Retirement Plan ("PSRP") available to all employees. The PSRP is intended to provide a tax-deferred compensation and savings vehicle to its participants, and has been ruled by the Internal Revenue Service to comply with requirements for the deductibility of contributions for tax purposes. The PSRP provides for three types of contributions: voluntary contributions by employees; partial matching contributions on a percentage basis determined by the Bank (set at 50% for 1999); and profit-sharing contributions by the Bank at the discretion of its Board of Directors based on earnings of the Bank. The Board did allocate a profit sharing contribution of 4.00% of net income to the PSRP for 1999.

  Employee contributions are fully vested at all times. Employees become vested in profit-sharing contributions and Bank matching contributions at a rate of 20% per year beginning two years after employment. Contributions are paid to a trustee which receives and pays funds, safeguards and values trust assets, invests trust funds and carries out the directions of the Administrative Committee. The trustee under the PSRP is Wells Fargo Bank. The Administrative Committee consists of members appointed by the Board of Directors and acts as administrator of the PSRP. The committee may retain an investment manager or other advisors as it considers necessary to discharge its duties.

  The trustees and the Administrative Committee are subject to fiduciary duties imposed on them by the Employee Retirement Income Security Act of 1974 (ERISA) and the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA). Participants may begin receiving benefits under the PSRP upon reaching age 59-1/2, or earlier upon a showing of hardship. A participant may elect to receive benefits in a lump sum, in installments, as an annuity providing for guaranteed income for a period certain or in any combination of the foregoing methods. Company contributions credited in 1999 to the PSRP for the benefit of the named executive officers are included in the summary compensation table under the column entitled "All Other Compensation."

Transactions with Directors and Officers

  The Bank has had in the ordinary course of business, and expects to have in the future, banking transactions with certain of its directors, officers, shareholders, and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management, such transactions involving loans have been and will be entered into with such persons in accordance with applicable laws and
(1) in the ordinary course of business (2) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (3) on terms not involving more than the normal risk or collectability or presenting other unfavorable features. For additional reference see Note 11 to the Consolidated Financial Statements for the year ended December 31, 1999 attached to and a part of Civic BanCorp Form 10-K for fiscal year ended December 31, 1999, and included in the Company's Annual Report to Shareholders.

Compensation Committee Report

  The Compensation Committee in accordance with applicable requirements has provided the following report to the Board of Directors of the Company.

                       REPORT ON EXECUTIVE COMPENSATION
             BY THE PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS

  The Report of the Personnel Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

  The Company's executive compensation is recommended by the Personnel Committee and approved by the Board of Directors. The Committee usually meets a minimum of three times per year. Salaries are reviewed and determined at the Committee meeting in January. Any increases are approved by the Board of Directors and are effective March 1. Incentive bonus awards are also reviewed and determined at the same meeting. Stock options are generally awarded in January. Compensation for a newly-hired executive may be established by the Committee at a special meeting.

  The compensation policy of the Company is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, profit sharing contributions and stock options.

  The Company's general compensation strategy for executive officers including the Chief Executive Officer is to pay annual and long term compensation which is competitive with other executives compensation of peer group companies, adjusted for the Company's financial condition and performance relative to that peer group. In determining compensation levels, the Company obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates, published surveys and independent compensation consultants.

  The Company has an annual incentive bonus plan for executives and certain officers based on achieving certain financial performance goals, primarily the return on assets, which are established by the Personnel Committee and approved by the Board of Directors as part of the annual budgeting process. Other criteria used to determine incentive awards include asset quality and earnings results. The Board also considers professional experience and past and potential future contributions to the Company. Each executive's percentage of an incentive bonus pool is at the discretion of the CEO and is payable subject to satisfactory performance and contingent on approval of the Board of Directors after the calendar year is complete. The maximum amount any participant can earn from the incentive bonus plan is equal to or less than 100% of the participant's base salary.

  Incentive plan bonuses were paid in 1997, 1998 and 1999, based upon the Company's return on assets for those years. The size of the bonus pool is directly tied to improvements in the Company's return on assets capping at a
1.70 ROA.

  The total cash compensation including cash bonuses paid to the Company's executive officers for 1997, 1998 and 1999 ranked just above average for the total cash compensation paid to executive officers for banks in our asset size in California.

  Executive officers are permitted to participate in other Company and Bank employee benefit plans including the Profit Sharing Retirement Plan.

  Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide incentive to increase shareholder value. In 1997, stock options were awarded to Mr. Foster, in 1998 to Mr. McCullagh and in 1999 to Mr. Grisham.

                                          Barclay Simpson, Chairman
                                          Paul C. Kepler
                                          David L. Cutter
                                          James C. Johnson

Personnel Committee Interlocks and Insider Participation

  No member of the Personnel Committee is a former or current officer or employee of the Company or its subsidiaries.

Performance Graph

  The following graph compares the stock performance of the Company to the performance of the Nasdaq Bank Stock Index and the Nasdaq U.S. Markets Index over the past five year period.





                        [PERFORMANCE GRAPH]


                        1994        1995        1996        1997        1998        1999
                    -----------------------------------------------------------------------
CIVIC Stock Price          5.5         7.5       10.25        19.5       13.75        15.5
                             1   1.3636364   1.8636364   3.5454545         2.5   2.8181818
                         100.0       136.4       186.4       354.5       250.0       281.8

Nasdaq US Markets      244.532     345.609     425.222     521.032     734.202    1326.416
                             1   1.4133488   1.7389217   2.1307314   3.0024782   5.4243044
                         100.0       141.3       173.9       213.1       300.2       542.4

Nasdaq Bank Stocks     240.176     358.701     472.508     791.109     785.651     755.171
                             1   1.4934923   1.9673406    3.293872   3.2608909   3.1442401
                         100.0       149.3       196.7       329.4       326.1       314.4


                    12/31/1994  12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999
Civic BanCrop            100.0       136.4       186.4       354.5       250.0       281.8
Nasdaq US Markets        100.0       141.3       173.9       213.1       300.2       542.4
Nasdaq Bank Stocks       100.0       149.3       196.7       329.4       326.1       314.4

                               2. PROPOSAL TWO:
               APPROVAL OF CIVIC BANCORP 2000 STOCK OPTION PLAN

  The Board of Directors has adopted the Civic BanCorp 2000 Stock Option Plan, (the "2000 Plan") and has directed the 2000 Plan be submitted to a vote of shareholders at the annual meeting. The 2000 Plan would become effective upon shareholder approval.

Purpose

  The purpose of the 2000 Plan is to provide eligible employees with additional incentives to promote the financial success of the Company and to enable the Company and its subsidiaries to attract and retain highly qualified personnel. The vibrant economy, tight labor markets, escalation in the equity markets and the competition for highly qualified personnel have combined to increase the visibility and importance in stock options as a component of compensation.

  The Company originally adopted a stock option plan in 1984 which was subsequently replaced by a new plan in 1994. In 1995, the Company adopted a Non-Employee Director Stock Option Plan, which reserved a certain number of option shares for directors and reduced the number of option shares available to employees by the same amount. The 1994 Plan was amended in 1998 to increase the number of shares to 979,125. Of this amount, 367,417 shares have been exercised and 547,468 shares are under option as of March 7, 2000 leaving 64,240 shares available for grant. Of the amount available for grant, 59,330 are reserved for non-employee directors in accordance with the Non-Employee Director Stock Option Plan with a remainder of 4,910 shares available for grant to employees.

Eligibility and Number of Shares

  The 2000 Plan provides that a total of 500,000 options, an amount equal to 10.7% of the shares outstanding on March 7, 2000, may be granted by the Directors Stock Option Committee. Options may be granted to full time salaried employees of the Company and any of its subsidiaries. Unexercised stock options which become canceled due to expiration or termination may again be made subject to grant under the 2000 Plan. Certain options granted under the 2000 Plan are intended to treated as incentive stock options for Federal tax purposes while other options are intended to be treated as nonstatutory options for Federal tax purposes. Options outstanding or authorized under the 1984 Plan and the 1994 Plan will continue to be outstanding and authorized.

Administration of the 2000 Plan

  The 2000 Plan will be administered by a Director Stock Option Committee composed of members of the Personnel Committee selected by the Board of Directors of the Company. The Committee shall have such authority as the Board may from time to time delegate. No person who is eligible to receive options under the Plan may be a member of the Stock Option Committee.

Award of Options

  The Stock Option Committee has the authority to determine the persons who will participate and the extent of their participation. In making any determination as to the employees of the Company or its subsidiaries to whom options may be granted and the number of shares to be covered by such options, the Stock Option Committee will consider the duties of the respective participants, their present and potential contributions to the success of the Company and its subsidiaries, and other such factors as the Stock option Committee deem relevant in connection with accomplishing the purpose of the 2000 Plan.

  To the extent options are granted as incentive stock options, the Plan will be administered so as to qualify such options as incentive stock options as defined in Section 422A and other applicable sections of the Code, as now in force or as amended in the future, and the regulations promulgated thereunder.

  The 2000 Plan provides that no incentive stock option may be granted to any person who owns stock totaling more than 10% of the total combined voting power of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Company's common stock on the date the option is granted and the term of such option does not exceed five years. Moreover, for Federal income tax purposes, the aggregate market value of the stock (determined at the time the option is granted) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year may not exceed $100,000. The above limitations on the grant of incentive stock options do not apply to options granted under the 2000 Plan which are designated as nonstatutory options.

Exercise Price

  The exercise price of common stock is determined solely by the Stock Option Committee but shall not be less than the fair market value of the shares of common stock on the date the option is granted.

Exercise of Options

  Each option granted under the Plan will expire not more than 10 years from the date the option is granted. Each option may be exercised on such terms as the Board shall require, and the Stock Option Committee may require that an option be exercisable only in installments or that a partial exercise of an option be for no less than a stated minimum of shares. The Committee may determine that the right to exercise in installments shall be cumulative, so that if an optionee does not purchase the full number of shares to which he is entitled in any one year, he may cumulate the right to purchase such shares and purchase them in any subsequent year during the term of the option in addition to any other shares he is entitled to purchase.

  No option is assignable or transferable otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by him. Shares purchased pursuant to the exercise of options must, at the time of exercise, be paid for in full, in cash.

Termination of Employment

  Except as stated below with respect to termination of employment "for cause", in the event that an optionee's employment is terminated, his option shall terminate immediately; provided, however, that the optionee shall have the right to exercise his option within three months from the date of such termination, with certain exceptions in the case of disability or death.

  If an employee-optionee's employment is terminated for cause, including willful breach of duty, his right to exercise any option shall immediately and automatically terminate; provided, however, that the Committee may, in its sole and absolute discretion, prior to the expiration of thirty days after the date of said termination, reinstate the option as set forth below.

  If the Stock Option Committee determines that an optionee's option is to be reinstated as provided above, written notice of such determination shall be sent to the optionee, at his last known address. Upon receipt of such written notice, the optionee shall have the right to exercise the option, to the extent that he was entitled to exercise the same immediately prior to his termination, at any time during the period from receipt of such written notice to a day three months from the day of his termination.

Additional Terms

  In the event that the outstanding shares of common stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of other corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, dividend payable in common stock, acquisition or the like, the number and kind of shares for the purchase of which options may be granted under the Plan will be adjusted proportionally. In addition, the Stock Option Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options shall be exercisable, so that any participant's proportionate interest in the Company by reason of his rights under any unexercised portions of such option shall be maintained. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment, if necessary, in the option price per share.

  In the event of a dissolution or liquidation of the Company or merger, consolidation, acquisition or other reorganization in which the Company is not the surviving or resulting corporation, each option then outstanding shall become fully exercisable upon adoption by the Board of Directors of a plan or arrangement for such transaction, provided the original vesting schedule shall be restored if the transaction is not completed. If the surviving corporation does not provide for the assumption of any option, or a substitution of a new option for any option, the Company may cancel any option not exercised prior to or as of the consummation of the Change of Ownership.

  The Plan may be terminated at any time, or from time to time may be modified or amended, by the shareholders of the Company upon written consent or affirmative vote of the holders of a majority of the outstanding shares. In addition, the Board may terminate the Plan at any time and from time to time modify or amend it in such respects as it deems advisable, to conform to any requirements of the laws and regulations relating to the Company, or in any other respect, including but not limited to, laws and regulations promulgated or to be promulgated with respect to incentive stock options. However, no such action of the Board may, without the approval of the shareholders, alter the provisions of the Plan so as to (a) increase (other than pursuant to the adjustment provisions set forth above) the maximum number of shares as to which options may be granted; (b) materially increase the benefits accruing to participants under the Plan; (c) materially modify the requirements as to eligibility for participation in the Plan; or (d) impair the rights of any employee under any option, without the employee's consent.

  The Board has not designated the persons to whom options will be granted or determined the number of options that will be granted to any individual or group of individuals in the event this proposal is approved by the Company's shareholders. The proceeds from the sale of common stock pursuant to the exercise of options will be used for the Company's general corporate purposes.

Federal Tax Consequences

  The 2000 Plan provides for the grant of both nonstatutory options and options which are intended to qualify as incentive stock options as defined in
Section 422 of the Code. No income is recognized from the grant of an incentive stock option under the 2000 Plan or from the exercise of an incentive stock option by an Optionee. The excess, if any, of the fair market value of the stock on the date of exercise over the exercise price is an item of tax preference, however, which could subject the optionee to Federal tax liability under provisions of the alternative minimum tax. The Optionee will recognize capital gain upon the sale of the stock acquired under an incentive stock option if the stock is not sold during the two year period from the date of grant of the option or during the one year period from the date of exercise. Further, the employee must be an employee continuously from the date of grant of the option until three months before the date of exercise, with certain exceptions in the case of a deceased or disabled employee.

  If the aforementioned holding periods are not satisfied, the Optionee will recognize upon the sale the difference between the option price and the fair market value of the stock on the date of exercise. Any additional gain would be long term or short term capital gain, depending on how long the stock was held. If the employment requirements are not met, the optionee will recognize ordinary income at the time of exercise to the extent of the difference between the option price and the fair market value of the stock on the date of exercise. The employer is not allowed a business expense deduction with respect to an incentive stock option unless ordinary income is recognized by the optionee.

  Generally, the grant of an option which does not qualify as an incentive stock option, (a "nonstatutory option") does not result in income to the Optionee, unless the option has a readily ascertainable fair market value. A nonstatutory option generally will not have a readily ascertainable value unless it is actively traded on an established market. When a nonstatutory option is exercised, the Optionee recognizes ordinary income in an amount equal to the difference between the option price and the value of the stock at the time of exercise. The employer is generally allowed a business expense deduction equal to the amount included in the Optionee's ordinary income in the employer's corresponding tax year.

  The Board of Directors recommends a vote FOR approval of Proposal Two.

                               3. PROPOSAL THREE
                   RATIFICATION OF SELECTION OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

  KPMG LLP has served as the Company's independent certified public accountants since 1994. The Company engaged KPMG LLP as its independent public accountants by letter dated June 14, 1994 between KPMG LLP and the Audit Committee of the Board of Directors. The Company has had no disagreements with its accountants with respect to accounting principles or practices of financial statement disclosure.

  At the 1999 Annual Meeting of Shareholders the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

  RESOLVED, that the selection of KPMG LLP as the independent certified public accountants of Civic BanCorp and its subsidiary, CivicBank of Commerce, for the fiscal year ending December 31, 2000 is hereby ratified.

  If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

  The services provided by KPMG LLP include the examination and reporting of the financial status of the Company and Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

  A representative of KPMG LLP is expected to attend the 2000 Annual Meeting of Shareholders with the opportunity to make a statement, if desired, and is expected to be available to respond to shareholders' inquiries.

  The Board of Directors recommends a vote FOR approval of Proposal Four.

                               4. OTHER BUSINESS

  If any other matters come before the meeting, not referred to in this Proxy Statement, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Additional Information and Documents Incorporated by Reference.

  Each shareholder has received the Company's 1998 Form 10-K as filed with the Securities and Exchange Commission containing financial statements, including the report of its independent public accountants.

PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 Civic BanCorp
            Proxy for the Annual Meeting of Shareholders to Be Held

     The undersigned hereby appoints Wayne Doiguchi, Edward G. Roach and C. Donald Carr, and each of them, Proxies, with the full power of substitution to vote all of the stock of the undersigned at the Annual Meeting of Shareholders of Civic BanCorp to be held on May 4th, 2000 at 4:00 p.m. at 2101 Webster Street, 1st floor, Oakland, California, and at any adjournment thereof, in the manner indicated and in their discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged. The share represented by this Proxy shall be voted as specified below.

     (Continued, and to be marked, dated and signed, on the reverse side)

This proxy will be voted as directed. In the absence of contrary directions, this proxy will                          Please mark
be voted FOR the election of the directors listed above and FOR proposals 2 and 3.                              [X]    your votes
                                                                                                                         as this

                                                                                                       FOR   AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS:                 2. Approving the adoption of the 2000 Employee Stock Option  [_]     [_]     [_]
      FOR the           WITHHOLD             Plan.                                                                         I plan to
    election as     authority (as to                                                                                      attend the
  Directors of all    all nominees        3. Ratification of selection of KPMG Peat Marwick, LLP as                         meeting
     nominees.          listed               independent accountants for 2000.                         [_]     [_]     [_]    [_]
       [_]               [_]

Instruction: To withhold authority to vote for any individual nominee(s), strike a line through that nominee's name in the list below:

Craig Anderson, C. Donald Carr, David L. Cutter, Wayne S. Doiguchi,
Herbert C. Foster, John W. Glenn, Gordon Gravelle, Arnold T. Grishom,
James C. Johnson, John E. Lindstedt, Paul C. Kepler, Edward G. Mein,                 4. OTHER MATTERS. In their discretion, upon
Dale D. Reed, Edward G. Roach and Barclay Simpson.                                      such matters as may properly come before the
                                                                                        meeting; at this time the Board of Directors
                                                                                        is not aware of any other matters that will
                                                                                        be presented. If no direction is given, this
                                                                                        Proxy will be voted for the election of
                                                                                        nominees set forth above, approving the
                                                                                        adoption of the 2000 Employee Stock Option
                                                                                        Plan and for the ratification of the
                                                                                        selection of KPMG Peat Marwick, LLP.

                                                                                          PLEASE DATE AND RETURN IN
                                                                                          THE ENCLOSED ENVELOPE.



Signature(s)_________________________________________________________________________________________    Date_____________________
Please sign exactly as your name appears above. When signing as a custodian for a minor, executor, administrator, attorney, trustee or guardian please give your full title as such.
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